THIRD PURCHASE AGREEMENT AMENDMENT
This Third Purchase Agreement Amendment (this “Amendment”) dated as of June 21, 2019, is entered into by and between Tonogold Resources, Inc., a Delaware corporation (“Tonogold”), and Comstock Mining Inc., a Nevada corporation ( “Comstock”).
WHEREAS, Tonogold and Comstock entered into that certain Option Agreement, dated October 3, 2017 (the “Option Agreement”);
WHEREAS, Tonogold and Comstock entered into that certain Membership Interest Purchase Agreement, dated as of January 24, 2019, as amended by the Purchase Agreement Amendment dated April 30, 2019, and the Second Purchase Agreement Amendment dated May 22, 2019 (the “Purchase Agreement”);
WHEREAS, pursuant to the Purchase Agreement, Tonogold has the right to change the Termination Date to July 26, 2019, and August 30, 2019, subject to making additional non-refundable deposits of $1,000,000 to Comstock by June 21, 2019, and July 26, 2019, respectively;
WHEREAS, Tonogold desires to deliver certain cash consideration and shares of preferred stock in lieu of such additional non-refundable deposits, payable to Comstock by June 28, 2019, and July 26, 2019; and
WHEREAS, capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.
NOW, THEREFORE in consideration of the mutual covenants and agreements herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

1.	Amendment.

(a)Comstock hereby agrees that the current Termination Date of June 21st 2019 is hereby changed to no later than June 28th 2019, with the understanding that Tonogold will wire funds received by them for the cash deposit options in paragraph 1(b) to Comstock within 24 hours of receipt.
(b)Tonogold may delay Closing (as such term is defined, and subject to the terms and conditions set forth in the Purchase Agreement) to as late as July 26, 2019, by either:

i.	delivering a non-refundable cash deposit of $1,000,000 applicable to the total purchase price of $15,000,000 (the “Purchase Price”), by 1:00 p.m. PST on June 28, 2019; or

ii.
delivering a non-refundable deposit of $750,000 in cash applicable to the Purchase Price by 1:00 p.m. PST on June 28, 2019, and an irrevocable notice to deliver an extension fee in shares of Series E Convertible Junior

Participating Non-Cumulative Perpetual Preferred Stock of Tonogold (the “Shares”) with a stated value of $250,000 that is not applicable to the Purchase Price, with the Shares delivered to Comstock as soon as practicable, but in no event later than July 18th 2019; or

iii.
delivering a non-refundable deposit of $500,000 in cash applicable to the Purchase Price by 1:00 p.m. PST on June 28, 2019, and an irrevocable notice to deliver an extension fee in shares of Series E Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock of Tonogold (the “Shares”) with a stated value of $500,000 that is not applicable to the Purchase Price, with the Shares delivered to Comstock as soon as practicable, but in no event later than July 18th 2019.

(c)If the Closing (as such term is defined, and subject to the terms and conditions set forth in the Purchase Agreement) does not occur on or prior to July 26, 2019, Tonogold may further delay Closing until August 30, 2019, by either:

i.	delivering a non-refundable deposit of $1,000,000 in cash, applicable to the Purchase Price to Comstock by 1:00 p.m. PST on July 26, 2019; or

ii.
delivering a non-refundable deposit of $500,000 in cash applicable to the Purchase Price by 1:00 p.m. PST on July 26, 2019, and an irrevocable notice to deliver an extension fee in shares of Series E Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock of Tonogold (the “Shares”) with a stated value of $500,000 that is not applicable to the Purchase Price, with the Shares delivered to Comstock as soon as practicable, but in no event later than August 15th 2019.

(d) Tonogold shall include with each additional deposit, whether or not accompanied by an extension fee in Shares notice, the additional cost of interest incurred by Comstock, as defined in section 1(d) of the Purchase Agreement Amendment dated April 30, 2019 (the “Incremental Interest”), payable in cash. Alternately, Tonogold can choose to pay the estimated Incremental Interest for the entire period from May 31, 2019 through August 30, 2019, in Shares, by issuing an irrevocable notice to deliver Shares with a stated value of $165,000, to be issued as soon as practicable, but in no event later than July 18, 2019. For purposes of clarity, Tonogold continues to be responsible for timely reimbursing expenses enumerated in the Purchase Agreement as invoiced by Comstock, including those previously invoiced through May 31, 2019.

(e)The Shares shall have substantially identical terms as Tonogold’s Series D Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock, except that the Shares shall have a conversion price that is the lowest of (i) $0.10 per share, (ii) the 20-day volume weighted closing price of Tonogold common shares immediately prior to conversion, or (iii) Tonogold’s initial public offering price per common share. For purposes of clarity, any extension fee paid with Shares will not apply to the Closing Cash Consideration, which shall remain $11.5 million less the amount of cash deposits made prior to the Closing (as defined in the Purchase Agreement).
2.     Permits. Section 1.5 of the Purchase Agreement is hereby amended and restated in its entirety, as follows:
1.5 Permits. Comstock Mining LLC (the “Company”) currently holds a number of County, State, and Federal permits which are listed in Exhibit F (the “Permits”). These include a Storey County Special Use Permit (the “SUP”), a Right of Way granted by the US Bureau of Land Management (the “ROW”), and a Reclamation permit granted by the State of Nevada. The Parties agree: (i) that subsequent to Closing, they will work timely together, and in consultation with the relevant regulators, to either assign or bifurcate each of the Permits, as necessary, so that the Buyer retains or is granted contractual rights to the rights granted by the Permits that pertain to the Lucerne Properties, and the Seller retains all the rights granted by the Permits that pertain to the American Flat Property; and (ii) until such time as the Permits can be assigned or bifurcated, to retain the Permits in the Company, but modify them or clarify contractually so that Seller has the rights granted by the Permits to continue operations on its owned American Flat Property; or (iii) until such time as the Permits can be assigned or bifurcated, to retain the Permits in the Seller or one of its 100%-owned entities, but modify them or clarify contractually so that the Company has the rights granted by the Permits to continue operations on the Lucerne Properties; and (iv) in any case, the Parties agree that they will work to bifurcate the existing reclamation bond proportionately, or otherwise separately bond the current reclamation liability in the Lucerne Properties in the name of the Company, and bond the current reclamation liability in the American Flat Property in the name of the Seller. To clarify, until such time as the bond can be bifurcated, the Company shall reimburse Seller for all costs of maintaining the existing bond, and the Company shall at all times remain responsible for performing the required reclamation on the Lucerne Properties.
3.    Exhibits. Each of the exhibits attached hereto, hereby amend and restate such exhibits from the Purchase Agreement.
4.     No Novation. Except as amended hereby, all of the terms and conditions of the Option Agreement and the Purchase Agreement shall remain in full force and effect. Tonogold and Comstock acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations or liabilities under the Option Agreement or the Purchase Agreement.
5.    Further Assurances. Each of Tonogold and Comstock shall, upon request from the other Party, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Amendment and the documents to be delivered hereunder.

6.     Due Execution. The execution, delivery and performance by Tonogold and Comstock of this Amendment has been duly authorized by all necessary action on the part of Tonogold and Comstock. This Amendment has been duly executed and delivered by Tonogold and Comstock.
7.     Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada.
8.     Venue. Each Party irrevocably submits to the exclusive jurisdiction of federal courts in the State of Nevada, for the purposes of any dispute or action arising out of this Amendment. Process in any action referred to in this Section 9 may be served on any Party anywhere in the world by national courier delivery sent to the address of such served Party set forth on the signature page of this Amendment. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action arising out of this Amendment in U.S. federal courts sitting in the State of Nevada, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.
9.     Beneficiaries. This Amendment is intended for the benefit of the Parties and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
10.     Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective against an executing Party when a counterpart has been signed and delivered by such Party to another Party. This Amendment and any amendments hereto, to the extent signed and delivered by means of portable document format (“PDF”) or a facsimile machine, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any Party or to any such contract, each other Party hereto or thereto shall re-execute original forms thereof and deliver them to all other Parties. No Party or to any such contract shall raise the use of PDF or a facsimile machine to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of PDF or a facsimile machine as a defense to the formation of a contract and each Party forever waives any such defense.
[Signature Page To Follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

TONOGOLD RESOURCES, INC.

By:	/s/ Mark Ashley
Name:	Mark Ashley
Title:	Chief Executive Officer
Address: 5666 La Jolla Boulevard, #315, La Jolla, CA 92037

COMSTOCK MINING INC.

By:	/s/ Corrado DeGasperis
Name:	Corrado DeGasperis
Title:	Executive Chairman, President and CEO
Address: 117 American Flat Road, Virginia City, NV 89440

COMSTOCK MINING LLC, by its manager Comstock Mining Inc.

By:	/s/ Corrado DeGasperis
Name:	Corrado DeGasperis
Title:	Executive Chairman, President and CEO
Address: 117 American Flat Road, Virginia City, NV 89440

Exhibit A – “Properties”
(Membership Interest Purchase Agreement)

The following patents, fee land, and unpatented mining claims are included in the Lucerne Properties, as defined in the Membership Interest Purchase Agreement, and are shown in Figures A1 and A2, below.

A.1: Fee and Patented Lands Owned by Company

Parcel No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
002-112-02	Lot 40	Comstock Mining LLC	Fee	1.6	Storey	0%	None
002-112-02	Lot 41	Comstock Mining LLC	Fee	2.0	Storey	0%	None
002-112-02	Lot 42	Comstock Mining LLC	Fee	1.6	Storey	0%	None
002-122-02	D-8 Lot 47-50 & 52	Comstock Mining LLC	Fee	3.4	Storey	0%	None
002-141-03	Lot 33	Comstock Mining LLC	Fee	1.9	Storey	0%	None
002-141-07	2586 Keystone Circle Vacant Lot	Comstock Mining LLC	Fee	1.3	Storey	0%	None
002-141-15	Lot 27 D	Comstock Mining LLC	Fee	14.6	Storey	0%	None
002-141-16	Lot 30	Comstock Mining LLC	Fee	3.0	Storey	0%	None
002-141-16	Lot 31	Comstock Mining LLC	Fee	0.9	Storey	0%	None
002-141-16	Lot 32, Pt Lot 33	Comstock Mining LLC	Fee	5.9	Storey	0%	None
002-142-01	Lot 53-54	Comstock Mining LLC	Fee	1.2	Storey	0%	None
002-142-01	Lot 55 N 1/2	Comstock Mining LLC	Fee	0.6	Storey	1%	Art Wilson
002-142-03	Lot 57	Comstock Mining LLC	Fee	1.5	Storey	0%	None
002-151-01	Lot 34	Comstock Mining LLC	Fee	1.8	Storey	0%	None
002-151-03	Lot 36 E 200ft	Comstock Mining LLC	Fee		Storey
002-151-04	Pt Lot 36	Comstock Mining LLC	Fee		Storey
002-151-06	Pt Lot 35	Comstock Mining LLC	Fee		Storey
002-161-01	Lot 37	Comstock Mining LLC	Fee	0.4	Storey	0%	None
002-161-01	Lot 38	Comstock Mining LLC	Fee	0.3	Storey	0%	None
002-161-01	Lot 39	Comstock Mining LLC	Fee	0.8	Storey	0%	None
002-161-01	Lot 40	Comstock Mining LLC	Fee	0.2	Storey	0%	None

002-161-01	Lot 41	Comstock Mining LLC	Fee	0.2	Storey	0%	None
002-161-01	Lot 42	Comstock Mining LLC	Fee	1.2	Storey	0%	None
002-161-01	Lot 43	Comstock Mining LLC	Fee	0.7	Storey	0%	None
002-161-01	Lot 44	Comstock Mining LLC	Fee	0.2	Storey	0%	None
002-161-01	Lot 45	Comstock Mining LLC	Fee	0.2	Storey	0%	None
002-161-01	Lot 46	Comstock Mining LLC	Fee	1.7	Storey	0%	None
800-000-91	Niagra (surface)	Comstock Mining LLC	Fee	2.6	Storey	1.5%	Donovan
800-000-92	South Comstock (surface)	Comstock Mining LLC	Fee	12.1	Storey,Lyon	1.5%	Donovan
800-000-93	Tarto	Comstock Mining LLC	Patent	0.8	Storey	1.5%	Donovan
800-000-94	Hartford	Comstock Mining LLC	Patent	15.0	Storey	1.5%	Donovan
800-000-95	Succor	Comstock Mining LLC	Patent	4.8	Storey	1.5%	Donovan
800-000-96	Olympia	Comstock Mining LLC	Patent	5.6	Storey	1.5%	Donovan
800-000-97	Hardluck	Comstock Mining LLC	Patent	6.2	Storey	1.5%	Donovan
800-000-98	Friendship	Comstock Mining LLC	Patent	4.5	Storey	1.5%	Donovan
800-000-99	Brown	Comstock Mining LLC	Patent	2.8	Storey	1.5%	Donovan
800-001-08	St. Louis (Storey County portion)	Comstock Mining LLC	Patent	7.4	Storey	2.15%	Obester 1
800-001-09	Green	Comstock Mining LLC	Patent	10.8	Storey,Lyon	2.15%	Obester 1
800-001-11	Echo	Comstock Mining LLC	Patent	6.9	Storey	2.15%	Obester 1
800-001-12	Lucerne	Comstock Mining LLC	Patent	8.4	Storey	2.15%	Obester 1
800-001-13	St. Louis (Lyon County portion)	Comstock Mining LLC	Patent	7.4	Storey	2.15%	Obester 1
800-002-71	Billie the Kid	Comstock Mining LLC	Patent	16.0	Storey,Lyon	2.15%	Obester 1
800-002-72	Comet N Ext (Storey County portion)	Comstock Mining LLC	Patent	1.8	Storey	2.50%	Genco

A.2: Unpatented Claims Owned by Company

BLM No	Description	Current Owner	TYPE	Acres	County	Underlying NSR %	Underlying Royalty Owner
NMC1000122	Omaha Fraction #1	Comstock Mining LLC	Lode	6.99	Storey	0	None
NMC1000123	Omaha Fraction #2	Comstock Mining LLC	Lode	0.98	Storey	0	None

NMC1000124	Omaha Fraction #3	Comstock Mining LLC	Lode		Storey	0	None
NMC1000125	Omaha Fraction #4	Comstock Mining LLC	Lode	0.2	Storey	0	None
NMC1000126	Omaha Fraction #5	Comstock Mining LLC	Lode	0.23	Storey	0	None
NMC1000127	Omaha Fraction #6	Comstock Mining LLC	Lode	1.88	Storey	0	None
NMC1000128	Omaha Fraction #7	Comstock Mining LLC	Lode	1.01	Storey	0	None
NMC1000129	Omaha Fraction #8	Comstock Mining LLC	Lode	0.17	Storey	0	None
NMC1000130	Omaha Fraction #9	Comstock Mining LLC	Lode	3.23	Storey	0	None
NMC1000131	Omaha Fraction #10	Comstock Mining LLC	Lode	3.77	Storey	0	None
NMC1000137	Omaha Fraction #18	Comstock Mining LLC	Lode	1.34	Storey	0	None
NMC1062751	Plum Fraction 6	Comstock Mining LLC	Lode	0.4	Storey	0	None
NMC1062752	Plum Fraction 7	Comstock Mining LLC	Lode	0.04	Storey	0	None
NMC1062753	Plum Fraction 8	Comstock Mining LLC	Lode	0.18	Storey	0	None
NMC1062754	Plum Fraction 9	Comstock Mining LLC	Lode	1.68	Storey	0	None
NMC1062755	Plum Fraction 10	Comstock Mining LLC	Lode	5.19	Storey	0	None
NMC1062756	Plum Fraction 11	Comstock Mining LLC	Lode	0.55	Storey	0	None
NMC1062758	Plum Fraction 13	Comstock Mining LLC	Lode	0.4	Storey,Lyon	0	None
NMC1093495	KC Frac	Comstock Mining LLC	Lode	0.09	Storey	0	None
NMC1093497	Arastr Frac 1	Comstock Mining LLC	Lode	0.09	Storey	0	None
NMC1093498	Arastr Frac 2	Comstock Mining LLC	Lode	0.07	Storey	0	None
NMC1093499	Arastr Frac 3	Comstock Mining LLC	Lode	0.02	Storey	0	None
NMC1093500	Arastr Frac 4	Comstock Mining LLC	Lode	0.22	Storey	0	None
NMC1093501	Arastr Frac 5	Comstock Mining LLC	Lode	0.02	Storey	0	None
NMC1093502	Arastr Frac 6	Comstock Mining LLC	Lode	0.01	Storey	0	None
NMC1093503	Arastr Frac 7	Comstock Mining LLC	Lode	0	Storey	0	None
NMC1093504	DG Frac	Comstock Mining LLC	Lode	0.55	Storey,Lyon	0	None
NMC416033	Vindicator #8	Comstock Mining LLC	Lode	6.21	Storey,Lyon	1.5%	Donovan
NMC416040	Hartford St Louis Frac	Comstock Mining LLC	Lode	1.88	Storey	1.5%	Donovan
NMC416041	Green St Louis Frac	Comstock Mining LLC	Lode	3.04	Storey,Lyon	1.5%	Donovan
NMC416042	Hartford South Extension	Comstock Mining LLC	Lode	1.49	Storey	1.5%	Donovan

NMC416043	Echo St Louis Frac	Comstock Mining LLC	Lode	0.25	Storey	1.5%	Donovan
NMC416044	Justice Lucerne Frac	Comstock Mining LLC	Lode	1.61	Storey	1.5%	Donovan
NMC416045	S Comstock St Louis Frac	Comstock Mining LLC	Lode	0.57	Storey	1.5%	Donovan
NMC416046	Justice Woodville Frac	Comstock Mining LLC	Lode	3.08	Storey	1.5%	Donovan
NMC416047	New Deal Fraction	Comstock Mining LLC	Lode	3.84	Storey	1.5%	Donovan
NMC416048	Cliff House Fraction	Comstock Mining LLC	Lode	2.69	Storey	1.5%	Donovan
NMC416049	Big Mike	Comstock Mining LLC	Lode	18.03	Storey	1.5%	Donovan
NMC676492	Hartford Lucerne Frac	Comstock Mining LLC	Lode	0.82	Storey	1.5%	Donovan
NMC810321	Lee #5	Comstock Mining LLC	Lode	1.49	Storey	0	None
NMC810323	Lee #2	Comstock Mining LLC	Lode	19.1	Storey	0	None
NMC810324	Lee #3	Comstock Mining LLC	Lode	4.55	Storey	0	None
NMC814553	Lee #8	Comstock Mining LLC	Lode	3.84	Storey	0	None
NMC814554	Lee #9	Comstock Mining LLC	Lode	14.6	Storey	0	None
NMC821729	Comstock #1	Comstock Mining LLC	Lode	12.99	Storey	0	None
NMC821730	Comstock #2	Comstock Mining LLC	Lode	13.33	Storey	0	None
NMC821731	Comstock #3	Comstock Mining LLC	Lode	7.36	Storey	0	None
NMC821740	Comstock #12	Comstock Mining LLC	Lode	20.66	Storey	0	None
NMC821741	Comstock #13	Comstock Mining LLC	Lode	16.54	Storey	0	None
NMC821745	Comstock #17	Comstock Mining LLC	Lode	17.37	Storey	0	None
NMC821746	Comstock #18	Comstock Mining LLC	Lode	13.01	Storey	0	None
NMC871496	Comstock 119	Comstock Mining LLC	Lode	3.65	Storey	0	None
NMC871497	Comstock 120	Comstock Mining LLC	Lode	1.49	Storey	0	None
NMC871502	Comstock 125	Comstock Mining LLC	Lode	15.2	Storey	0	None
NMC871503	Comstock 126	Comstock Mining LLC	Lode	2.96	Storey	0	None
NMC871504	Comstock 127	Comstock Mining LLC	Lode	6.73	Storey	0	None
NMC871505	Comstock 128	Comstock Mining LLC	Lode	1.28	Storey	0	None
NMC884216	Plum	Comstock Mining LLC	Lode	13.33	Storey	0	None
NMC965375	Ghost 1	Comstock Mining LLC	Lode	20.67	Storey	0	None

NMC965376	Ghost 2	Comstock Mining LLC	Lode	20.67	Storey	0	None
NMC965377	Ghost 3	Comstock Mining LLC	Lode	15.52	Storey	0	None
NMC965378	Ghost 4	Comstock Mining LLC	Lode	16.94	Storey	0	None
NMC965379	Ghost 5	Comstock Mining LLC	Lode	12	Storey	0	None
NMC965380	Ghost 6	Comstock Mining LLC	Lode	13.35	Storey	0	None
NMC965381	Ghost 7	Comstock Mining LLC	Lode	8.29	Storey,Lyon	0	None
NMC983372	Comstock Lode 119	Comstock Mining LLC	Lode	18.05	Storey	0	None
NMC983373	Comstock Lode 120	Comstock Mining LLC	Lode	0.39	Storey	0	None
NMC992973	Comstock Lode 169	Comstock Mining LLC	Lode	1.37	Storey	0	None
NMC992974	Comstock Lode 172	Comstock Mining LLC	Lode	19.37	Storey	0	None
NMC992978	Comstock Lode 176	Comstock Mining LLC	Lode	15.5	Storey	0	None